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                                                                    EXHIBIT 10.2


                                   GUARANTEE

        Each Guarantor (the "Guarantor", which term includes any successor Person under the Indenture) has unconditionally guaranteed, on a senior subordinated basis, jointly and severally, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other Obligations of the Company to the Noteholders or the Trustee all in accordance with the terms set forth in
Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

        This Guarantee shall, to the extent set forth in the Indenture, and subject to the provisions of the Indenture, be subordinated to the prior indefeasible payment and satisfaction in full in cash of all existing and future Guarantor Senior Indebtedness.

        The obligations of each Guarantor to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee.

        This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.
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                                        MOTOR WHEEL CORPORATION

                                        By: W. D. Shovers
                                            ----------------------
                                            Name: W. D. Shovers
                                            Title: Vice President
                                                Hayes Wheels International, Inc.


                                        AMW HOLDINGS, INC.

                                        By: W. D. Shovers
                                            ----------------------
                                            Name: W. D. Shovers
                                            Title: Vice President
                                                Hayes Wheels International, Inc.


                                        MWC ACQUISITION SUB, INC.

                                        By: W. D. Shovers
                                            ----------------------
                                            Name: W. D. Shovers
                                            Title: Vice President
                                                Hayes Wheels International, Inc.